Summary prospectus

Alternative / specialty mutual fund

Delaware Ivy Natural Resources Fund

Nasdaq ticker symbols
Class A	IGNAX
Class C	IGNCX
Class I	IGNIX
Class R6	INRSX
Class R	IGNRX
Class Y	IGNYX

July 31, 2023

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated July 31, 2023 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy Natural Resources Fund, a series of Ivy Funds

What is the Fund’s investment objective?

Delaware Ivy Natural Resources Fund seeks to provide capital growth and appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	[1]	1.00%	[1]	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6		R		Y
Management fees	0.85%		0.85%		0.85%		0.85%		0.85%		0.85%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none		0.50%		0.25%
Other expenses	0.55%		0.57%		0.29%		0.22%		0.31%		0.28%
Acquired fund fees and expenses	0.03%	[2]	0.03%	[2]	0.03%	[2]	0.03%	[2]	0.03%	[2]	0.03%	[2]
Total annual fund operating expenses	1.68%	[3]	2.45%	[3]	1.17%	[3]	1.10%	[3]	1.69%	[3]	1.41%	[3]
Fee waivers and expense reimbursements	(0.32%)	[4]	(0.34%)	[4]	(0.06%)	[4]	(0.15%)	[4]	(0.08%)	[4]	(0.05%)	[4]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.36%		2.11%		1.11%		0.95%		1.61%		1.36%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Acquired fund fees and expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The Acquired fund fees and expenses shown are based on the total expense ratio of the RICs for the RICs' most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.

[3]

The Total annual fund operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

[4]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.08% of the Fund’s average daily net assets for all classes other than Class R6, and 0.92% of the Fund’s Class R6 shares’ average daily net assets, from July 31, 2023 through July 30, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	I	R6	R	Y
1 year	$706	$214	$314	$113	$97	$164	$138
3 years	$1,045	$731	$731	$366	$335	$525	$441
5 years	$1,407	$1,275	$1,275	$638	$592	$910	$766
10 years	$2,423	$2,761	$2,761	$1,415	$1,327	$1,991	$1,687

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Natural Resources Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, “natural resources” generally includes, but is not limited to: energy (such as electricity and gas utilities, producers/developers, equipment/services, storage/transportation, gas/oil refining and marketing, service/drilling, pipelines, and master limited partnerships (MLPs)), alternative

Summary prospectus
Delaware Ivy Natural Resources Fund, a series of Ivy Funds

energy (such as uranium, coal, nuclear, hydrogen, wind, solar, and fuel cells), industrial products (such as building materials, cement, packaging, chemicals, materials infrastructure, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, and tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore, and steel), precious metals and minerals (such as gold, silver, platinum, and diamonds), and agricultural products (such as grains and other foods, seeds, fertilizers, and water). The Fund also may invest in companies that are not within the energy sector but that are engaged in the development of products and services to enhance energy efficiency in the manufacturing, development, and/or providing of products and services.

After conducting a top-down (assessing the market environment) market analysis of the natural resources industry and identifying trends and sectors, Delaware Management Company (Manager), the Fund's investment manager, uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the Fund, focusing on company fundamentals and growth prospects. The Fund invests in a blend of value and growth companies across the capitalization spectrum, and emphasizes companies that the Manager believes are strongly managed and can generate above-average capital growth and appreciation. The Manager focuses on companies that it believes are high quality, have the potential for sustainable long-term growth and that are low-cost leaders that possess historically strong-producing assets. The Fund typically holds a limited number of stocks (generally 30 to 60).

Under normal circumstances, the Manager anticipates that a significant portion of the Fund’s portfolio will consist of issuers in the energy and materials sectors.

The Fund seeks to be diversified internationally, and therefore, the Manager invests in foreign companies and US companies that have principal operations in foreign jurisdictions. While the Manager typically seeks to invest a majority of the Fund’s assets in the US, the Fund may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country will generally be less than 15% of the Fund’s total assets or two times the Fund’s benchmark index (currently the S&P Global Natural Resources Index) weight, whichever is greater. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may use forward currency contracts in an effort to manage foreign currency exposure.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has sufficiently exceeded its target price, has become overvalued and/or whether the prospects of the issuer have deteriorated. The Manager also will consider the effect of commodity price trends on certain holdings, poor capital management or whether a company has experienced a change or deterioration in its fundamentals, its valuation or its competitive advantage. The Manager also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.

The Manager may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Natural resources industry risk — Investment risks associated with investing in securities of natural resources companies, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. Securities of natural resource companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit high volatility attributable to commodity prices.

Energy sector risk — The risk that investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other governmental regulations.

Commodity-related investments risk — The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The investment team does not plan to always implement exposure to commodities in the Fund, however they will consider holding commodity exchange traded funds (ETFs) in market scenarios where inflation is running higher than normal and their asset allocation model signals for additional commodity exposure. In addition, the Fund may use futures and options on commodities for a variety of purposes such as hedging against adverse

Summary prospectus
Delaware Ivy Natural Resources Fund, a series of Ivy Funds

changes in the market prices of securities, as a substitute for purchasing or selling securities, to increase the Fund’s return as a non-hedging strategy that may be considered speculative and to manage the Fund’s portfolio characteristics.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as natural resources) will decline because of changing expectations for the performance of that industry or sector.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Concentration risk — The risk that a concentration in a particular industry will cause a fund to be more exposed to developments affecting that single industry or industry group than a more broadly diversified fund would be. A fund could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it may be more susceptible to economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a fund's use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk —The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Natural Resources Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. Mackenzie Financial Corporation served as the investment subadviser to the Fund until July 1, 2013, at which time Ivy Investment Management Company, the Fund’s prior investment manager, assumed direct investment management responsibilities for the Fund. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware

Summary prospectus
Delaware Ivy Natural Resources Fund, a series of Ivy Funds

Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of June 30, 2023, the Fund’s Class A shares had a calendar year-to-date return of -2.08%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 25.86% for the quarter ended June 30, 2020, and its lowest quarterly return was -38.77% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years or lifetime
Class A return before taxes	10.81%	0.36%	-0.60%
Class A return after taxes on distributions	10.29%	0.00%	-0.78%
Class A return after taxes on distributions and sale of Fund shares	6.77%	0.18%	-0.50%
Class C return before taxes	15.65%	0.91%	-0.52%
Class I return before taxes	17.99%	2.14%	0.52%
Class R6 return before taxes (lifetime: 7/31/14-12/31/22)	18.18%	2.28%	-1.39%
Class R return before taxes	17.30%	1.54%	-0.07%
Class Y return before taxes	17.76%	1.89%	0.28%
S&P Global Natural Resources Index (net) (reflects no deduction for fees or expenses)*	10.32%	7.34%	4.89%
S&P North American Natural Resources Sector Index (reflects no deduction for fees, expenses or taxes)	34.07%	7.13%	4.05%

*

Effective April 28, 2023, the Fund's new benchmark index is S&P Global Natural Resources Index. The Manager believes that this index is more consistent with the investment philosophy of the Fund and more reflective of the types of securities in which the Fund invests than the previous benchmark index.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Samuel Halpert	Managing Director, Chief Investment Officer — Global Natural Resources Equity	November 2021
Geoffrey King	Senior Vice President, Portfolio Manager	November 2021

Sub-Advisor

Macquarie Investment Management Global Limited (MIMGL)

Summary prospectus
Delaware Ivy Natural Resources Fund, a series of Ivy Funds

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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IVSUM-IGNAX 7/23